UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22180

Meyers Capital Investments Trust

 (Exact Name of Registrant as Specified in Charter)

2695 Sandover Road

Columbus, OH 43220

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, including Area Code:  (614) 442-0384

Frank B. Meyers

2695 Sandover Road

Columbus, OH 43220

 (Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

Thompson Hine LLP

312 Walnut Street, 14th floor

Cincinnati, Ohio 45202

Registrant’s Telephone Number, including Area Code:  508-276-1705

Date of fiscal year end: May 31

Date of reporting period: May 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

MEYERS CAPITAL AGGRESSIVE GROWTH FUND

May 31, 2013

MEYERS CAPITAL AGGRESSIVE GROWTH FUND

SHAREHOLDER LETTER

MAY 31, 2013 (UNAUDITED)

Dear Shareholder,

The Fund’s total return for the fiscal year ended May 31, 2013 was 16.44%.  Although the Fund produced positive returns, market conditions were generally even more favorable as indicated by the returns of the Fund’s benchmark, the Russell 2000 Growth Index, which produced a total return of 30.86% over the same time period.

During the period covered in this report, equity market returns, including those of the Russell 2000 Growth Index, varied significantly and growth-oriented sectors generally trended higher.  Consequently, as was the case in many years, market trends dominated performance while stock selection and diversification played a diminished role.  During the last year, many of the Fund's portfolio securities performed relatively well but, as a whole, the Fund's positions lagged the Russell 2000 Growth Index, which resulted in below-index performance for the year-over-year period.  Nonetheless, the Fund's portfolio will continue to be managed on an opportunistic basis relying on security selection rather than any index-replication or index-tracking strategy.

The Fund and most growth-oriented indexes have experienced ups and downs during the last fiscal year, and I believe we remain in challenging times.  Both the US and global economy are uncertain, investors are nervous and consumers are cautious.  Historically, such times have represented excellent opportunities for investors with long-term time horizons.  The Meyers Capital Aggressive Growth Fund is currently invested in what I believe are many great small companies that appear to be trading below their long-term intrinsic value and I am very optimistic and excited about the benefits of astute security selection and the prospects for the Fund.

Thank you for your continued confidence.

Sincerely,

Frank Meyers

Portfolio Manager

MEYERS CAPITAL AGGRESSIVE GROWTH FUND

PERFORMANCE ILLUSTRATION

MAY 31, 2013 (UNAUDITED)

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDING MAY 31, 2013

	One Year	Three Year	Since Inception (September 2, 2008)	Value
Meyers Capital Aggressive Growth Fund	16.44%	9.44%	0.30%	$10,144
Russell 2000 Growth Index	30.86%	20.59%	8.43%	$14,684

20,000
15,000
10,000
5,000
-
Meyers Capital Aggressive Growth Fund
Russell 2000 Growth Index
9/2/2008 (Fund Inception)
September-08
January-09
May-09
September-09
January-10
May-10
September-10
January-11
May-11
September-11
January-12
May-12
September-12
January-13
May-13

This chart assumes an initial investment of $10,000 made on 9/2/2008 (commencement of operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Russell 2000 Growth Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  It is a widely recognized unmanaged index representative of broader markets and ranges of securities than are found in the Fund’s portfolio.  Individuals cannot invest directly in an index.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (866)-232-3837.

MEYERS CAPITAL AGGRESSIVE GROWTH FUND

PORTFOLIO ANALYSIS

MAY 31, 2013 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	Meyers Capital Aggressive Growth Fund
	Schedule of Investments
	May 31, 2013

Shares		Value

COMMON STOCKS - 96.86%

Bituminous Coal & Lignite Mining - 0.59%
4,300	L & L Energy, Inc. *	$ 17,372

Communications - 3.03%
10,500	Clearfield, Inc. *	88,620

Computer Equipment, Services, and Software - 16.60%
17,925	Netsol Technologies, Inc. *	184,448
800	Palo Alto Networks, Inc. *	38,816
6,000	PDF Solutions, Inc. *	109,980
1,000	Perion Network Ltd. *	14,060
1,400	SS&C Technologies, Inc. *	44,282
500	Silicom Ltd. *	16,825
3,000	Support.com, Inc. *	14,340
500	Synaptics, Inc. *	20,630
2,000	Web.com Group, Inc. *	41,980
		485,361
Construction - 1.08%
500	Chicago Bridge & Iron Co.	31,650

Crude Petroleum & Natural Gas - 7.14%
14,713	Synergy Resources Corp. *	99,607
20,201	Triangle Petroleum Corp. *	109,085
		208,692
Electronic Components, NEC - 0.54%
1,000	Methode Electronics, Inc.	15,730

Finance Services - 4.10%
400	Blackhawk Network Holdings, Inc. *	9,528
1,000	BOFI Holdings, Inc. *	46,820
987	First Internet Bancorp	26,273
3,000	Wisdom Tree Investments, Inc. *	37,320
		119,941
Footwear - 1.15%
1,500	Skechers USA, Inc. Class A *	33,750

Life Insurance - 2.22%
6,000	Genworth Financial, Inc. Class A *	64,860

Lumber & Wood Products - 2.40%
4,000	Louisiana-Pacific Corp. *	70,280

Metal Doors, Sash, Frames, Molding & Trim - 0.56%
2,000	PGT, Inc. *	16,500

Miscellaneous Chemical Product - 0.30%
500	Flotek Industries, Inc. *	8,695

Mortgage Bankers & Loan Correspondents - 5.12%
2,100	Nationstar Mortgage Holdings, Inc. *	85,491
1,500	Ocwen Financial Corp. *	64,170
		149,661
Motor Vehicle Parts & Accessories - 0.32%
500	Gentherm, Inc. *	9,210

National Commercial Banks - 0.49%
1,000	The Bancorp, Inc. *	14,370

Oil & Gas - 4.04%
10,000	Kodiak Oil & Gas Corp. *	87,800
8,000	Nuverra Environmental Solutions, Inc. *	30,400
		118,200
Operative Builders - 4.62%
29,716	Comstock Holding Companies, Inc. *	77,559
6,511	Standard Pacific Corp. *	57,622
		135,181
Pharmaceutical Preparations - 13.00%
5,900	Albany Molecular Research, Inc. *	64,900
3,000	Jazz Pharmaceuticals, Plc. *	203,910
200	Quintiles Transnational Holdings, Inc. *	8,808
3,500	Santarus, Inc. *	77,945
2,900	Sucampo Pharmaceutical, Inc. Class A *	24,563
		380,126
Radio & TV Broadcasting & Communication - 2.47%
3,500	Arris Group, Inc. *	52,955
5,500	Sirius XM Radio, Inc.	19,168
		72,123
Retail-Apparel & Accessory Stores - 0.85%
500	Hanesbrands, Inc.	24,930

Retail-Auto Dealers - 2.26%
1,269	Lithia Motors, Inc. Class A	66,102

Retail-Eating Places - 0.72%
600	Chuy's Holdings, Inc. *	20,910

Semiconductors & Related Devices - 11.40%
4,700	Alliance Fiber Optic Products, Inc.	98,465
2,500	Ambarella, Inc. *	40,425
5,500	Chipmos Technologies Bermuda Ltd.	100,320
500	Cree, Inc. *	31,175
3,410	Magnachip Semiconductor Corp. *	63,085
		333,470
Services-Auto Rental & Leasing - 2.65%
3,000	Hertz Global Holdings, Inc. *	77,490

Services-Equipment Rental & Leasing, NEC - 4.85%
1,000	Air Lease Corp.	28,000
2,000	United Rentals, Inc. *	113,680
		141,680
Special Industry Machinery - 1.45%
2,000	Manitex International, Inc. *	21,700
600	Worthington Industries, Inc.	20,628
		42,328
Surgical & Medical Instruments - 0.43%
3,000	Nanosphere, Inc. *	12,570

Utilities - 1.84%
4,000	Powersecure International, Inc. *	53,920

Wholesale-Apparel, Piece Goods & Notions - 0.64%
300	Michael Kors Holdings, Ltd. *	18,846

TOTAL FOR COMMON STOCKS (Cost $2,631,136) - 96.86%		2,832,568

SHORT-TERM INVESTMENTS - 2.39%
69,904	Huntington Money Market IV 0.01% **	69,904
TOTAL FOR SHORT-TERM INVESTMENTS (Cost $69,904) - 2.39%		69,904

TOTAL INVESTMENTS (Cost $2,701,040) - 99.25%		2,902,472

OTHER ASSETS LESS LIABILITIES - 0.75%		21,785

NET ASSETS - 100.00%		$ 2,924,257

* Non-income producing securities during the period.
** Variable rate security; the money market rate shown represents the yield at May 31, 2013.
The accompanying notes are an integral part of these financial statements.

Meyers Capital Aggressive Growth Fund
Statement of Assets and Liabilities
May 31, 2013

Assets:
Investments in Securities, at Value (Cost $2,701,040)	$ 2,902,472
Receivables:
Securities Sold	67,850
Dividends and Interest	101
Total Assets	2,970,423
Liabilities:
Payables:
Securities Purchased	41,443
Due to Advisor	4,723
Total Liabilities	46,166
Net Assets	$ 2,924,257

Net Assets Consist of:
Paid-In Capital	$ 2,863,080
Accumulated Undistributed Realized Loss on Investments	(140,255)
Unrealized Appreciation in Value of Investments	201,432
Net Assets, for 288,571 Shares Outstanding	$ 2,924,257

Net Asset Value Per Share	$ 10.13

Minimum Redemption Price Per Share * (Note 4)	$ 10.03

* The Fund will impose a 1.00% redemption fee on shares redeemed less than one year from the date of purchase.
The accompanying notes are an integral part of these financial statements.

Meyers Capital Aggressive Growth Fund
Statement of Operations
For the year ended May 31, 2013

Investment Income:
Dividends	$ 18,961
Interest	5
Total Investment Income	18,966

Expenses:
Advisory Fees (Note 3)	53,623
Total Expenses	53,623

Net Investment Loss	(34,657)

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	198,798
Net Change in Unrealized Appreciation on Investments	266,042
Realized and Unrealized Gain on Investments	464,840

Net Increase in Net Assets Resulting from Operations	$ 430,183

The accompanying notes are an integral part of these financial statements.

Meyers Capital Aggressive Growth Fund
Statements of Changes in Net Assets

	Years Ended
	5/31/2013	5/31/2012
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (34,657)	$ (32,230)
Net Realized Gain (Loss) on Investments	198,798	(194,375)
Unrealized Appreciation (Depreciation) on Investments	266,042	(294,347)
Net Increase (Decrease) in Net Assets Resulting from Operations	430,183	(520,952)

Capital Share Transactions (Note 4)	(308,816)	(219,800)

Total Increase (Decrease) in Net Assets	121,367	(740,752)

Net Assets:
Beginning of Period	2,802,890	3,543,642

End of Period (Including Undistributed Net Investment Income of $0 and $0, respectively)	$ 2,924,257	$ 2,802,890

The accompanying notes are an integral part of these financial statements.

Meyers Capital Aggressive Growth Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

					Period *
	Years Ended				Ended
	5/31/2013	5/31/2012	5/31/2011	5/31/2010	5/31/2009

Net Asset Value, at Beginning of Period	$ 8.70	$ 10.29	$ 7.69	$ 7.07	$ 10.00

Income From Investment Operations:
Net Investment Loss **	(0.11)	(0.10)	(0.04)	(0.02)	(0.11)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.54	(1.49)	2.65	0.64	(2.82)
Total from Investment Operations	1.43	(1.59)	2.61	0.62	(2.93)

Distributions:
Net Investment Income	-	-	(0.01)	-	-
Total from Distributions	-	-	(0.01)	-	-

Net Asset Value, at End of Period	$ 10.13	$ 8.70	$ 10.29	$ 7.69	$ 7.07

Total Return ***	16.44%	(15.45)%	33.99%	8.77%	(29.30)%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,924	$ 2,803	$ 3,544	$ 2,597	$ 2,445
Before Waivers
Ratio of Expenses to Average Net Assets	1.90%	1.90%	2.18%	2.87%	2.90%	(a)
Ratio of Net Investment Loss to Average Net Assets	(1.23)%	(1.01)%	(1.39)%	(2.58)%	(2.11)%	(a)
After Waivers
Ratio of Expenses to Average Net Assets	1.90%	1.90%	1.23%	0.51%	2.79%	(a)
Ratio of Net Investment Loss to Average Net Assets	(1.23)%	(1.01)%	(0.43)%	(0.22)%	(2.00)%	(a)
Portfolio Turnover	420.17%	315.50%	442.59%	169.32%	621.55%	(b)

* For the Period September 2, 2008 (commencement of investment operations) through May 31, 2009.
** Per share net investment loss has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends.
(a) Annualized
(b) Not Annualized
The accompanying notes are an integral part of these financial statements.

MEYERS CAPITAL AGGRESSIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2013

Note 1. Organization

The Meyers Capital Aggressive Growth Fund (the “Fund”) is the sole series of the Meyers Capital Investments Trust (the “Trust”), a non-diversified, open-end investment company, registered with the Securities and Exchange Commission.  The Trust was organized on January 10, 2008 under the laws of Ohio by an Agreement and Declaration of Trust.  The Fund commenced investment operations on September 2, 2008.  The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series.  The investment advisor to the Fund is Meyers Capital Management Group, LLC (the “Advisor”).  The Fund seeks to achieve long-term appreciation in the value of its shares.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board of Trustees (the “Board”).

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Share Valuation- The price (net asset value) of the shares of the Fund is normally determined as of 4:00 p.m., Eastern Standard Time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Security Transaction Timing- Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Income Taxes- The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.

The Fund recognizes tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  In addition, GAAP requires management of the Fund to analyze all open tax years, fiscal years 2010-2012, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended May 31, 2013, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders-   The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Use of Estimates- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Reclassification of Capital Account- GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.  As of May 31, 2013, the Fund reclassified permanent book/tax differences of $34,657 from net investment loss to paid-in capital.

Note 3. Investment Management Agreement

The Fund has an investment advisory agreement with Meyers Capital Management Group, LLC (the “Advisor”), under which the Advisor selects the securities and manages the investments for the Fund.  From the Fund's inception to October 1, 2010, the management fee was performance-based.  However, commencing October 1, 2010 the advisory fee does not have a performance element and is equal to an annual fee of 1.90% of the Fund's average daily net assets.   For the year ended May 31, 2013, the Advisor earned a gross fee of $53,623 from the Fund.  The Fund owed the Advisor $4,723 as of May 31, 2013.

Note 4. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series, no par value.  The total paid-in capital as of May 31, 2013, was $2,863,080.  Transactions in capital were as follows:

	Year Ended May 31, 2013		Year Ended May 31, 2012
	Shares	Amount	Shares	Amount
Shares sold	2,434	$ 31,333	1,586	$ 15,200
Shares reinvested	-	-	-	-
Shares redeemed	(35,947)	(340,149)	(24,004)	(235,000)
Total decrease	(33,513)	$ (308,816)	(22,418)	$ (219,800)

Shareholders will be subject to a Redemption Fee on redemptions equal to 1% of the net asset value of the Fund shares redeemed within one year after their purchase.  For the year ended May 31, 2013, there were no redemption fees collected.

Note 5. Investment Transactions

For the year ended May 31, 2013, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $11,436,502 and $11,875,074, respectively.

Note 6. Fair Value

GAAP establishes a framework for measuring fair value. That framework provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. It applies to fair value measurements already required or permitted by existing standards. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to significant unobservable inputs (Level 3 measurements).

The three levels of the fair value hierarchy under GAAP are described as follows:

Level 1 – Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that the Fund has the ability to access.

Level 2 – Quoted prices for similar assets or liabilities in active markets or quoted prices for identical or similar assets or liabilities in inactive markets. Level 2 inputs include those other than quoted prices that are observable for the asset or liability and that are derived principally from, or corroborated by, observable market data by correlation or other means. If the asset or liability has a specified term the Level 2 inputs must be observable for substantially the full term of the asset or liability.

Level 3 – Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The asset’s or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used should maximize the use of observable inputs and minimize the use of unobservable inputs.

The following is a description of the valuation methodologies used for assets measured at fair value. There have been no changes in the methodologies used at May 31, 2013 and May 31, 2012.

Investments – Valued at quoted market prices

The preceding methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, although the Fund believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

The following table presents the Fund’s assets measured at fair value on a recurring basis at May 31, 2013:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$ 2,832,568	-	-	$ 2,832,568
Short-Term Investments:
Huntington Money Market IV	69,904	-	-	69,404
	$ 2,902,472	-	-	$ 2,901,972

The Fund did not have any liabilities that were measured at fair value on the recurring basis at May 31, 2013.

There were no transfers into or out of Level 1 or Level 2 during the year ended May 31, 2013. The Fund considers transfers into and out of Level 1 and Level 2 as of the end of the reporting period.

The Fund did not hold any Level 3 assets during the year ended May 31, 2013. For more detail on the investments, please refer to the Schedules of Investments. The Fund did not hold any derivative instruments at any time during the year ended May 31, 2013.

Note 7. Tax Matters

As of May 31, 2013, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and tax cost of investment securities were as follows:

Capital loss carryforward expiring 5/31/2017+	$ -

Gross unrealized appreciation on investment securities	264,805
Gross unrealized depreciation on investment securities	(192,068)
Net unrealized appreciation on investment securities	$ 72,737

Cost of investment securities, including ST investments #	$ 2,703,873

+ The capital loss carryforward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

# The difference between the tax cost and book cost basis of investments is due to wash sales disallowed for tax purposes.

The Fund did not pay any distributions during the years ended May 31, 2013 and May 31, 2012.

The tax character of distributions paid during years ended May 31, 2013 and May 31, 2012 were as follows:

                                                                  Fiscal year ended              Fiscal year ended

Distributions paid from:                                  5/31/2013                        5/31/2012

Ordinary Income                                                $        -                            $        -

           Total                                                        $        -                            $        -

Note 8. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of May 31, 2013, Frank and Anita Meyers owned approximately 83.53% of the Fund and may be deemed to control the Fund.

Note 9. The Regulated Investment Company Modernization Act of 2010

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, some provisions of the Act, not including the changes to capital loss carryforwards, are effective for the Fund’s fiscal year ending May 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

Note 10.  New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact of this amendment may have on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES

MEYERS CAPITAL AGGRESSIVE GROWTH FUND,

A SERIES OF MEYERS CAPITAL INVESTMENT TRUSTS

We have audited the accompanying statement of assets and liabilities of Meyers Capital Aggressive Growth Fund, a Series of Meyers Capital Investments Trust (the Fund) as of , and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the years ended May 31, ,  and .  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned at , by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Meyers Capital Aggressive Growth Fund, a Series of Meyers Capital Investments Trust as of , the results of its operations, changes in net assets and financial highlights for the periods described above in conformity with accounting principles generally accepted in the United States of America.  The financial highlights for the periods ended May 31, 2010 and 2009, were audited by other auditors whose report dated July 23, 2010 expressed an unqualified opinion on those statements.

SKODA MINOTTI

Cleveland, Ohio

July 15, 2013

Meyers Capital Aggressive Growth Fund
Expense Illustration
May 31, 2013 (Unaudited)

Expense Example

As a shareholder of the Meyers Capital Aggressive Growth Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period, December 1, 2012 through May 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	December 1, 2012	May 31, 2013	December 1, 2012 to May 31, 2013

Actual	$1,000.00	$1,139.48	$10.13
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,015.46	$9.55

* Expenses are equal to the Fund's annualized expense ratio of 1.90%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the period).

MEYERS CAPITAL AGGRESSIVE GROWTH FUND

TRUSTEE AND OFFICER TABLE

MAY 31, 2013 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.  These Trustees were each paid $1,000, for a total of $2,000, during the fiscal year ended May 31, 2013.

Name, Address and Year of Birth[1]	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
Mary Lynn Hohman Address: 2676 Andover Road Columbus, Oh 43221, Year of Birth: 1962	Trustee	Indefinite/ February 12, 2010 to present	Real Estate Agent, Re/Max Associates Realtors, Columbus, OH	1	None
Frank Iafolla Year of Birth: 1945	Trustee	Indefinite/ April 2008 to present	Owner, Pro-Deck (contracting company), 1986-present	1	None

1 Unless otherwise specified, the mailing address of each Trustee is c/o Meyers Capital Investments Trust, 2695 Sandover Road, Columbus, Ohio 43220.

2 The “Fund Complex” consists of Meyers Capital Investments Trust.

The following table provides information regarding each Trustee and Officer who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Year of Birth[1]	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer During Past 5 Years
Frank B. Meyers[2] Year of Birth: 1957	Trustee, President, Treasurer and Chief Compliance Officer	Indefinite/ January 2008 to present	President, Meyers Capital Management Group, LLC (adviser to the Trust), 2008-present; Private Investor, Self-Employed, 2001-2008	1	None
Anita E. Meyers Year of Birth: 1958	Secretary	Indefinite/ January 2008 to present	Pharmacist, Bioscrip, 2002-present	N/A	NA

1Unless otherwise specified, the address of each Trustee and officer is 2695 Sandover Road, Columbus, Ohio 43220.

2 Frank B. Meyers is considered an “Interested” Trustee as defined in the 1940 Act, because he is an officer of the Trust and the Managing Member of the Fund’s Adviser.  Frank B. Meyers and Anita E. Meyers are spouses.

MEYERS CAPITAL AGGRESSIVE GROWTH FUND

ADDITIONAL INFORMATION

MAY 31, 2013 (UNAUDITED)

The Fund's Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request or by visiting http://meyersfunds.com.  You may call toll-free (866) 232-3837 to request a copy of the SAI or to make shareholder inquiries.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 are available without charge upon request by (1) calling the Fund at (866) 232-3837 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on August 31 and February 28. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (866) 232-3837.

Renewal of Management Agreement.

The Trustees’ review, at an in-person meeting held May 16, 2013, included, but was not limited to:  (1) the nature, extent and quality of services provided to the Fund; (2) investment performance of the Fund and the adviser; (3) costs of the services and profits of the adviser (including any affiliates) and fees charged by the adviser to other institutional clients; (4) economies of scale realized as the Fund grows; and (5) whether fees indicate that the Fund benefits or shares in the economies of scale.  The Trustees' review was informed by supplemental information describing the Fund's performance and fees as compared to a broad-based securities market index and a peer group of similar funds.  As part of its deliberations, the Board also considered and relied upon the information about the Fund and the adviser that the Trustees had received throughout the year as part of their ongoing oversight of the Fund and its operations.  The Trustees deliberated and considered the following factors, summarized below, in their evaluation of renewal of the Management Agreement with the adviser.

Nature, Extent and Quality of Services.  As to the nature, extent, and quality of the services provided by the adviser, the Board considered the adviser's investment philosophy, strategies and implementation process.  In addition, the Trustees reviewed the adviser's Form ADV which described the operations and policies of the adviser.  The Trustees also reviewed a description of the organizational structure of the adviser, noting that the adviser operates with a single member, Frank Meyers, performing all the principal functions of the adviser.  The Trustees noted that while the adviser does not have the depth of employees that other advisers may possess, Mr. Meyers devotes nearly 100% of his time to the Fund and is not distracted by having other accounts to manage.  Therefore, the Trustees concluded that the adviser is adequately staffed relative to its responsibilities and obligations to the Fund, in part, because of the Fund’s growth stock focus.  They also observed that the adviser's operational and compliance processes are well-designed and give the Trustees confidence that the Fund will be managed in conformity with its investment objective and restrictions.  Additionally, the Trustees noted some of the prominent features of the adviser's investment process, including ongoing reviews of financial market developments and supporting the Fund via a website and plans for possible promotional activities.  The adviser also certified to the Board that it had complied with the Trust's Code of Ethics.  The Board also considered asking the adviser to present a summary of the adviser's unaudited financial statements.  However, as a single member limited liability company that does not have custody of client assets, the adviser has no need for financial statements separate from those of Mr. Meyers.  Consequently, the Trustees concluded that the large amount of Mr. Meyers’ personal assets invested in the Fund and the security agreement between the adviser, Mr. Meyers and the Fund were sufficient to give reasonable assurance that the adviser can fulfill any financial obligation to the Fund.  The Trustees concluded that the adviser has provided reasonable quality advisory services to the Fund, and that the nature and extent of services provided by the adviser were reasonable and consistent with the Board's expectations.

Performance.  As to the Fund's performance, the Trustees reviewed performance information relative to the Fund's benchmark, the Russell 2000 Growth Index, and peer groups for roughly similar-sized funds with a small cap growth equity investment strategy.  The Trustees noted that from inception on September 2, 2008 through March 31, 2013, the Fund had returned -0.37% annualized, which was 8.11% below that of the Fund's Index, which returned 7.74% over the same period.  They also noted the most recent annual performance for the year ended March 31, 2013 during which the Fund lost 1.58%, while the Fund's Index rose 14.52%.  Next, the Trustees reviewed full year performance for 2009, 2010, 2011 and 2012, noting that while the Fund underperformed its Index, it did so by a significantly smaller amount in 2011, but had lagged more noticeably during 2012.  They also noted that the Fund outperformed its peer group in 2010, but underperformed in 2009, 2011 and 2012.  They further noted that more recently, during the first calendar quarter of 2013, the Fund had significant positive returns and was lagging the Index by a lesser amount than in 2012.  However, the Trustees concurred with the adviser's view that, generally, over time, at least some portion of any below-Index performance could be attributed to the fees and expenses paid by the Fund when compared to the Index that pays none.  Furthermore, they noted that the Fund's performance is, and will likely remain, highly reliant on the adviser's individual stock selection because the adviser does not pursue an Index-tracking strategy.  Consequently, performance should be expected to vary from the Index on an ongoing basis.  They noted that even though the Fund's performance was disappointing as it has been less than anticipated, it was nonetheless, when viewed in the totality of circumstances, reasonable.  The Trustees also observed that the adviser has no other clients and, consequently, no comparison of the Fund's performance versus other clients could be made.  Overall, the Trustees concluded that performance was acceptable, although they would continue to monitor performance with the expectation that performance versus the Fund's Index and peer group would improve based on the adviser’s greater focus on diversification and its stock selection strategy.

Fees and Expenses.  The Trustees reviewed information in the peer group studies comparing the expense ratio of the Fund to those of a peer group.  Because the Fund is structured as a unitary or universal fee fund, the Trustees compared total Fund expenses to a peer group of similar-sized small cap growth equity funds rather than focusing solely on management fees.  They noted that the Fund's total fees of 1.90% were marginally above the peer group average of 1.66%, but within a range of reasonable fees represented by the peer group.  They also noted that the adviser has no affiliated entities such as a broker-dealer that might be in a position to derive revenue from a relationship with the Fund.  Additionally, they noted that because the adviser has no other clients, no other client fee comparisons could be made.  The Trustees concluded that the Fund's unitary management fee is fair and reasonable, particularly when considering the small size of the Fund.

Economies of Scale. The Board considered whether there will be economies of scale with respect to the management of the Fund and whether there is potential for realization of any further economies of scale.  The Board concluded that the Fund is not able to achieve economies of scale at this time due to the small size of the Fund, but would revisit the issue as Fund assets grow.

Profitability.  As to costs incurred by and profits realized by the adviser, the Board reviewed information regarding the adviser's management fee income based on an average asset size of $2.9 million, which is representative of the Fund over the past year.  The Trustees observed that the adviser pays all ordinary Fund expenses under the unitary fee structure and that, in total, the adviser's relationship with the Fund is only marginally profitable or not profitable at all, if portfolio manager expense is imputed to the profit analysis.  After a discussion regarding the adviser's financial wherewithal based upon the net assets of its sole member and the security agreement provided by the sole member and the adviser, the Board concluded that the adviser has adequate resources to fulfill its responsibilities to the Fund.  The Trustees determined that the adviser was not excessively profitable.

Conclusion.  In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling.  Based on the Trustees' deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved renewal of the Management Agreement and concluded that the advisory fee is reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Board of Trustees

Frank B. Meyers, Chairman

Frank Iafolla

Mary Lynn Hohman

Investment Adviser

Meyer Capital Management Group, LLC

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

Huntington National Bank

Independent Registered Public Accounting Firm

Skoda, Minotti & Co.

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Meyers Capital Aggressive Growth Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2013

$ 10,800

FY 2012

$  9,800

(b)

Audit-Related Fees

Registrant

FY 2013

$ 0

FY 2012

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2013

$ 3,000

FY 2012

$ 2,200

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2013

$ 0

FY 2012

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2013

$ 3,000

FY 2012

$ 2,200

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a) The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Meyers Capital Investments Trust

By /s/Frank B. Meyers

     Frank B. Meyers

     President and Treasurer

Date: August 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Frank B. Meyers

     Frank B. Meyers

     President and Treasurer

Date August 8, 2013

*Print the name and title of each signing officer under his or her signature.